UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

NET SAVINGS LINK, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53346	82-1337551
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2374 Route 390 North, Mountainhome
Cresco, PA	18326
(Address of principal executive offices)	(Zip Code)

(570) 595-2432

(Registrant’s telephone number, including area code)

P.O. Box 609

1076 Route 390 North

Mountainhome, Pennsylvania 18342

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Change in Registrant’s Certifying Accountant

On May 17, 2017, Net Savings Link, Inc. (the “Company”), based on the decision of its Board of Directors, dismissed Malone and Bailey, LLP (“Malone”) as the Company’s independent registered public accounting firm and recommended, and approved, the engagement of Paritz and Company, P.A. (“Paritz”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2015.

Malone audited our financial statements for the fiscal year ended November 30, 2014  and 2013. The audit report of Malone on our financial statements for that year contained an explanatory paragraph related to the ability of the Company to continue as a going concern. Except for this “going concern” modification, Malone’s reports with respect to that fiscal year did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended November 30, 2014 and 2013 and through the date of dismissal, there were no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Malone satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such fiscal year; and there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Malone with a copy of the disclosures in the preceding two paragraphs and requested in writing that Malone furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Malone provided a letter, dated May 17, 2017 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the fiscal year ended November 30, 2014 and through the date of the Audit Committee’s decision, the Company did not consult Paritz with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number Description

16.1 Letter of MaloneBailey LLP, dated May 19, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017

NET SAVINGS LINK, INC.

/s/ James Tilton
James Tilton, Chief Executive Officer

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